                                                                    EXHIBIT 99.1

                        AT&T UNIVERSAL CARD MASTER TRUST
                                ANNUAL STATEMENT

                                 SERIES 1995-1

                    FOR THE PERIOD ENDING DECEMBER 31, 1997

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-1 Supplement dated as of 08/01/95 (the "Supplement") among UCS, Funding" and the Trustee, as Servicer is required to prepare certain information each Period regarding current distributions to the Series 1995-1 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the year. The information which is required to be prepared with respect to the performance of the Trust during the period of 01/01/97 - 12/31/97 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)           Information regarding distribution in respect of the Class A
              Certificates per $1,000 original certificate principal amount.

              (1)                     The total amount of the
              distribution in respect of Class A Certificates, per $1,000 original
              certificate principal amount                                                                            $57.83190807
                                                                                                                      ------------

              (2)                     The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
              certificate principal amount                                                                            $57.83190807
                                                                                                                      ------------

              (3)                       The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original
              certificate principal amount                                                                                   $0.00
                                                                                                                             -----

 B)           Class A Investor Charge Offs and
              Reimbursement of Charge Offs
              (1)                     The amount of Class A Investor
              Charge Offs                                                                                                    $0.00
                                                                                                                             -----
              (2)                     The amount of Class A Investors Charge Offs set forth in
              paragraph 1 above, per $1,000 original certificate
              principal amount                                                                                               $0.00
                                                                                                                             -----
              (3)                     The total amount reimbursed in
              respect of Class A Investor Charge
              Offs                                                                                                           $0.00
                                                                                                                             -----
              (4)                     The amount set forth in paragraph
              3 above, per $1,000 original
              certificate principal amount                                                                                   $0.00
                                                                                                                             -----
              (5)                     The amount, if any, by which the
              outstanding principal balance of the
              Class A Certificates exceeds the Class
              A Invested Amount after giving effect
              to all transactions on such
              Distribution Date                                                                                              $0.00
                                                                                                                             -----

 C)           Information regarding distributions in
              respect of the Class B Certificates,
              per $1,000 original certificate
              principal amount
              (1)                     The total amount of the
              distribution in respect of Class B
              Certificates, per $1,000 original
              certificate principal amount                                                                             59.04524150
                                                                                                                       -----------
              (2)                     The amount of the distribution
              set forth in paragraph 1 above in
              respect of interest on the Class B
              Certificates, per $1,000 original
              certificate principal amount                                                                             59.04524150
                                                                                                                       -----------
              (3)                     The amount of the distribution
              set forth in paragraph 1 above in
              respect of principal of the Class B
              Certificates, per $1,000 original
              certificate principal amount                                                                                   $0.00
                                                                                                                             -----

 D)           Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested
              Amount
              (1)                      The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of
              Class B Invested Amount                                                                                        $0.00
                                                                                                                             -----

              (2)                     The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000
              original certificate principal amount                                                                          $0.00
                                                                                                                             -----
              (3)                     The total amount reimbursed in
              respect of such reductions in the
              Class B Invested Amount                                                                                        $0.00
                                                                                                                             -----
              (4)                     The amount set forth in paragraph
              3 above, per $1,000 original
              certificate principal amount                                                                                   $0.00
                                                                                                                             -----
              (5)                     The amount, if any, by which the
              outstanding principal balance of the
              Class B Certificates exceeds the Class
              B Invested Amount after giving effect
              to all transactions on such
              Distribution Date                                                                                              $0.00
                                                                                                                             -----

E)            Information regarding certain
              distributions to the Collateral
              Interest Holder
              (1)                     The amount distributed to the
              Collateral Interest Holder in respect
              of interest on the Collateral Invested
              Amount                                                                                                 $4,238,469.44
                                                                                                                     -------------
              (2)                     The amount distributed to the Collateral Interest Holder in respect of principal on the Collateral
              Invested Amount                                                                                                $0.00
                                                                                                                             -----

 F) Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested
              Amount

              (1)                     The amount of reductions in the
              Collateral Invested Amount pursuant to
              clauses (c), (d), and (e) of the
              definition of Collateral Invested
              Amount                                                                                                         $0.00
                                                                                                                             -----
              (2)                     The total amount reimbursed in
              respect of such reductions in the
              Collateral Invested Amount                                                                                     $0.00
                                                                                                                             -----

                 AT&T UNIVERSAL CARD SERVICES CORP.,
                    Servicer

                 By ___/s/Tom Donahue
                    Name:  Tom Donahue
                    Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Period Principal Receivables (01/01/97):                                                        $8,580,178,226.45
                                                                                                                 -----------------
Beginning of the Period Finance Charge Receivables (01/01/97):                                                      $81,173,556.87
                                                                                                                    --------------
Beginning of the Period Discounted Receivables:                                                                              $0.00
                                                                                                                             -----
Beginning of the Period Premium Receivables:                                                                                 $0.00
                                                                                                                             -----
Beginning of the Period Total Receivables (01/01/97):                                                            $8,661,351,783.32
                                                                                                                 -----------------


Removed Principal Recievables:                                                                                               $0.00
                                                                                                                             -----
Removed Finance Charge Receivables:                                                                                          $0.00
                                                                                                                             -----
Removed Total Receivables:                                                                                                   $0.00
                                                                                                                             -----


Additional Principal Receivables:  (4/97)                                                                        $1,125,269,096.66
                                                                                                                 -----------------
Additional Finance Charge Receivables: (4/97)                                                                       $10,090,419.65
                                                                                                                    --------------
Additional Total Receivables:                                                                                    $1,135,359,516.31
                                                                                                                 -----------------


Discounted Receivables Generated this Period:                                                                                $0.00
                                                                                                                             -----
Premium Receivables Generated this Period:                                                                                   $0.00
                                                                                                                             -----
End of the Period Principal Receivables (12/31/97):                                                              $9,577,202,207.76
                                                                                                                 -----------------
End of the Period Finance Charge Receivables (12/31/97):                                                            $90,437,281.56
                                                                                                                    --------------
End of the Period Discounted Receivables:                                                                                    $0.00
                                                                                                                             -----
End of the Period Premium Receivables:                                                                                       $0.00
                                                                                                                             -----
End of the Period Total Receivables (12/31/97):                                                                  $9,667,639,489.32
                                                                                                                 -----------------


Special Funding Account Balance                                                                                              $0.00
                                                                                                                             -----
Aggregate Invested Amount (all Master Trust Series)                                                              $7,500,000,000.00
                                                                                                                 -----------------

End of the Period Transferor Amount (12/31/97)                                                                     $276,960,294.37
                                                                                                                   ---------------


DELINQUENCIES AND LOSSES ---

                                                                                                         RECEIVABLES
                                                                                                         -----------
End of the Period Delinquencies:  (12/31/97)
   31-60 Days Delinquent                                                                                           $106,718,349.83
                                                                                                                   ---------------
   61-90 Days Delinquent                                                                                            $66,032,106.18
                                                                                                                    --------------
   91+ Days Delinquent                                                                                             $118,216,718.59
                                                                                                                   ---------------

   Total 31+ Days Delinquent                                                                                       $290,967,174.60
                                                                                                                   ---------------

Defaulted Accounts During the Period                                                                               $536,946,022.60
                                                                                                                   ---------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                                                $870,000,000
                                                                                               ------------
Class B Initial Invested Amount                                                                 $60,000,000
                                                                                                -----------
Collateral Initial Invested Amount                                                              $70,000,000
                                                                                                -----------
INITIAL INVESTED AMOUNT                                                                                             $1,000,000,000
                                                                                                                    --------------
Class A Invested Amount                                                                     $870,000,000.00
                                                                                            ---------------
Class B Invested Amount                                                                      $60,000,000.00
                                                                                             --------------
Collateral Invested Amount                                                                   $70,000,000.00
                                                                                             --------------
INVESTED AMOUNT                                                                                                     $1,000,000,000
                                                                                                                    --------------
Class A Adjusted Invested Amount                                                            $870,000,000.00
                                                                                            ---------------
Class B Adjusted Invested Amount                                                             $60,000,000.00
                                                                                             --------------
Collateral Invested Amount                                                                   $70,000,000.00
                                                                                             --------------
ADJUSTED INVESTED AMOUNT                                                                                            $1,000,000,000
                                                                                                                    --------------


ANNUAL SERVICING FEE                                                                                                $20,000,000.04
                                                                                                                    --------------


INVESTOR DEFAULT AMOUNT                                                                                             $59,601,501.33
                                                                                                                    --------------

GROUP 1 INFORMATION

WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                                                             5.85%
IN GROUP 1                                                                                                                   -----

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                                                        $949,145,541.16
                                                                                                                   ---------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                                                          $0.00
                                                                                                                             -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                                                                    $321,190,204.03
                                                                                                                   ---------------
GROUP 1 INVESTOR ANNUAL FEES                                                                                       $107,580,644.66
                                                                                                                   ---------------
GROUP 1 INVESTOR ANNUAL INTEREST                                                                                   $325,134,771.77
                                                                                                                   ---------------


SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE                                                                                         14.01%
                                                                                                                            ------
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                                                                             $212,647,007.25
COLLECTIONS                                                                                                        ---------------

SERIES 1995-1 ADDITIONAL AMOUNTS                                                                                             $0.00
                                                                                                                             -----
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                                                                            $75,351,019.24
                                                                                                                    --------------
SERIES 1995-1 ANNUAL FEES                                                                                           $20,000,000.04
                                                                                                                    --------------
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                                                                    $2,644,286,408.56
                                                                                                                 -----------------
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                                                                            $70,000,000.00
                                                                                                                    --------------
FLOATING ALLOCATION PERCENTAGE                                                                                              79.27%
                                                                                                                            ------

INVESTOR FINANCE CHARGE COLLECTIONS                                                                                $168,420,141.96
                                                                                                                   ---------------
INVESTOR DEFAULT AMOUNT                                                                                             $59,601,501.33
                                                                                                                    --------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                                                    $174,671,123.00
                                                                                                                   ---------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                                            79.27%
                                                                                                                            ------
AVAILABLE PRINCIPAL COLLECTIONS                                                                                  $2,092,466,529.83
                                                                                                                 -----------------
CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                                                 87.00%
                                                                                                                            ------

   Class A Floating Percentage of Reallocated                                               $152,459,145.81
   Investor Finance Charge Collections                                                      ---------------

   Other Amounts                                                                                      $0.00
                                                                                                      -----
TOTAL CLASS A AVAILABLE FUNDS                                                                                      $152,459,145.81
                                                                                                                   ---------------
   Class A Annual Interest                                                                   $51,433,160.02
                                                                                             --------------
   Class A Servicing Fee (if applicable)                                                              $0.00
                                                                                                      -----
   Class A Investor Default Amount                                                           $51,853,306.18
                                                                                             --------------
TOTAL CLASS A EXCESS SPREAD                                                                                         $49,172,679.63
                                                                                                                    --------------

CLASS A REQUIRED AMOUNT                                                                                                      $0.00
                                                                                                                             -----
CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                                                  6.00%
                                                                                                                             -----

CLASS B AVAILABLE FUNDS                                                                                             $10,480,267.37
                                                                                                                    --------------
   Class B Annual Interest                                                                    $3,620,714.49
                                                                                              -------------
   Class B Servicing Fee (if applicable)                                                              $0.00
                                                                                                      -----
TOTAL CLASS B EXCESS SPREAD                                                                                          $6,859,552.89
                                                                                                                     -------------
COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                                               7.00%
                                                                                                                             -----

COLLATERAL AVAILABLE FUNDS                                                                                          $12,226,978.61
                                                                                                                    --------------
   Collateral Interest Servicing Fee (if  applicable)                                                                        $0.00
                                                                                                                             -----
TOTAL COLLATERAL EXCESS SPREAD                                                                                      $12,226,978.61
                                                                                                                    --------------
EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                                                 $68,259,211.13
                                                                                                                    --------------

Excess Spread Applied to Class A Required Amount                                                                             $0.00
                                                                                                                             -----
Excess Spread Applied to Class A Investor Charge                                                                             $0.00
Offs                                                                                                                         -----

Excess Spread Applied to Class B Required Amount                                                                     $3,576,090.09
                                                                                                                     -------------
Excess Spread Applied to Reductions of Class B                                                                               $0.00
Invested Amount pursuant to clauses (c), (d) and (e)                                                                         -----

Excess Spread Applied to Collateral Annual                                                                           $4,238,469.44
Interest                                                                                                             -------------

Excess Spread Applied to Unpaid Annual                                                                              $20,000,000.04
Servicing Fee                                                                                                       --------------

Excess Spread Applied Collateral Default Amount                                                                      $4,172,105.10
                                                                                                                     -------------

Excess Spread Applied to Reductions of                                                                                       $0.00
Collateral Invested Amount Pursuant to Clauses                                                                               -----
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                                                                     $0.00
                                                                                                                             -----
Excess Spread Applied to Other Amounts Owed to                                                                               $0.00
Collateral Interest Holder                                                                                                   -----

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                                                  $36,272,546.52
                                                                                                                    --------------
EXCESS FINANCE CHARGES COLLECTIONS

TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                                                            $200,197,581.43
FOR ALL ALLOCATION SERIES                                                                                          ---------------

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                                                            $0.00
ALLOCATED TO SERIES 1995-1                                                                                                   -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Class A Required Amount                                                                                                      -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Class A Investor Charge Offs                                                                                                 -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Class B Required Amount                                                                                                      -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Reductions of Class B Invested Amount Pursuant                                                                               -----
to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                                                 $0.00
Collateral Annual Interest                                                                                                   -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Unpaid Annual Servicing Fee                                                                                                  -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Collateral Default Amount                                                                                                    -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Reductions of Collateral Invested Amount                                                                                     -----
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                                                 $0.00
Reserve Account                                                                                                              -----

Excess Finance Charge Collections Applied to                                                                                 $0.00
Other Amounts Owed to Collateral Interest Holder                                                                             -----

YIELD, BASE, EXCESS SPREAD RATE---

AVERAGE BASE RATE FOR THE PERIOD                                                                                             7.93%
                                                                                                                             -----

AVERAGE SERIES ADJUSTED PORTFOLIO                                                                                           11.56%
YIELD FOR THE PERIOD                                                                                                        ------

AVERAGE EXCESS SPREAD RATE FOR THE PERIOD                                                                                    3.63%
                                                                                                                             -----

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                                87.00%
                                                                                                                            ------
   Class A Principal Collections                                                          $1,820,445,880.95
                                                                                          -----------------
CLASS B PRINCIPAL PERCENTAGE                                                                                                 6.00%
                                                                                                                             -----
   Class B Principal Collections                                                            $125,547,991.79
                                                                                            ---------------
COLLATERAL PRINCIPAL PERCENTAGE                                                                                              7.00%
                                                                                                                             -----
   Collateral Principal Collections                                                         $146,472,657.52
                                                                                            ---------------

AVAILABLE PRINCIPAL COLLECTIONS                                                           $2,092,466,530.26
                                                                                          -----------------

REALLOCATED PRINCIPAL COLLECTIONS                                                                                            $0.00
                                                                                                                             -----

SERIES 1995-1 PRINCIPAL SHORTFALL                                                                                            $0.00
                                                                                                                             -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                                            $0.00
PRINCIPAL SHARING SERIES                                                                                                     -----

ACCUMULATION ---

Controlled Accumulation Amount                                                                        $0.00
                                                                                                      -----
Deficit Controlled Accumulation Amount                                                                $0.00
                                                                                                      -----
CONTROLLED DEPOSIT AMOUNT                                                                                                    $0.00
                                                                                                                             -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                                            $0.00
                                                                                                                             -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                                                  $2,152,068,031.16
                                                                                                                 -----------------
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                                                 $0.00
                                                                                                                             -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                                           $0.00
BY PRINCIPAL PAYMENTS)                                                                                                       -----

REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                                              $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                                                  -----

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                                      $0.00
                                                                                                                             -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                                                  $0.00
REIMBURSED                                                                                                                   -----

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                                               $0.00
REIMBURSED                                                                                                                   -----

               AT&T UNIVERSAL CARD SERVICES CORP.,

               as Servicer

               By:  __/s/Tom Donahue
                    Name:  Tom Donahue
                    Title:  Servicing Officer